SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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 FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 1, 2022

CANNAGISTICS, INC.

 (Exact name of registrant as specified in charter)

Delaware	000-55711	86-3911779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Motor Parkway Suite 401 Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 631-787-8455

 2110 5th Avenue

Ronkonkoma, NY

631-676-7230

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

On August 1, 2022, Regen Biowellness, Inc., the holder of 4,400,000 shares of Series F Preferred Voting Stock, entered into an asset purchase agreement with Emergent Health Corp. (“OTCPink “EMGE”) for the purchase of all assets and certain liabilities of Regen Biowellness. The 4,400,000 shares of Series F Preferred Stock of the Registrant which represents voting control over the Registrant.

Therefore, as a result of the asset purchase agreement, there has been a change of control of the Registrant. Emergent Health Corp. is now the holder of the Series F Preferred Stoc, representing voting control of the Registrant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 15, 2022, the following individual was removed by a vote of the majority of shares entitled to vote as a Director of the Registrant.

Name	Position
Dr. Babik Ghalili	Director

Effective as of August 15, 2022, the following resigned as an Officer of the Registrant.

Name	Position
Jim Morrison	President/CEO

Effective as of August 15, 2022, the following individual(s) were elected by a vote of the majority of shares entitled to vote to the positions indicated of the Registrant:

Name	Age	Position
Jim Morrison	63	Director
James W. Zimbler	58	Director and Interim President/CEO

Mr. Zimbler has served as the Registrant’s Vice President of Corporate Finance since November 2021, and prior was the President. He served as a director of the Company from since November 2017 to November 2021. Previously, from November 17, 2017, until July 1, 2020, he served as President of the Company in which role he was responsible for strategic decision making, capital expenditure planning and staffing matters. From December 2017 until June 2019, he served as President and a director of the predecessor iteration of a public company that is now Enzolytics, Inc., a drug development company. In December 2016 he founded Emerging Growth Advisors, Inc., a consulting firm providing advisory services related to mergers and acquisitions for corporations including the Company, and now Emerging Capital Strategies, Ltd., where he has served as President since formation. Prior to founding Emerging Growth Advisors, Inc., Mr. Zimbler served in a managerial role at other consulting firms, each specializing in mergers and acquisitions, roll ups and turn-around work.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
17.1	Letter of Resignation of Jim Morrison as President and CEO, dated August 15, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannagistics, Inc.

/s/ James W. Zimbler

James W. Zimbler

Interim President/Chief Executive Officer

Date: August 16, 2022

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